                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): February 5, 1997


                           ICIFC SECURED ASSETS CORP.
             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


     333-8439                                           33-071-5871
(Commission File Number)                   (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 556-0122
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events
-------  ------------

     Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by ICIFC Secured Assets Corp. which are hereby filed pursuant to such letter.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         (c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.               Description
--------------            -----------
    99.2                  Collateral Term Sheets prepared
                          by ICIFC Secured Assets Corp. in
                          connection with ICIFC Secured
                          Assets Corp., Mortgage Pass-
                          Through Certificates

                               Index to Exhibits
                               -----------------



Exhibit No.               Description                            Page
--------------            -----------                            ----
    99.2                  Collateral Term Sheets prepared         6
                          by ICIFC Secured Assets Corp. in
                          connection with ICIFC Secured
                          Assets Corp., Mortgage Pass-
                          Through Certificates

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ICIFC SECURED ASSETS CORP.



Date: February 7, 1997             By: /s/ Richard Johnson
                                       ----------------------------------------
                                   Name: Richard Johnson
                                   Title: Chief Financial Officer and Secretary